PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier State Municipal Bond Fund, Virginia Series. For its semi-annual reporting period ended October 31, 1995, your Series' Class A and Class B shares produced total returns of 7.03% and 6.76%, respectively.* Tax-free income dividends of approximately $.466 per share for Class A shares and $.423 per share for Class B shares were paid.** This amounts to an annualized tax-free distribution rate per share of 5.29% for Class A shares and 5.04% for Class B shares.*** Class C shares, from their introduction on August 15, 1995 through October 31, provided a total return of 4.22%,* and paid tax-free income dividends of approximately $.170 per share** amounting to an annualized tax-free distribution rate per share of 4.78%.***
THE ECONOMY
    Concerns about lagging economic growth prompted the Federal Reserve Board to ease the Fed Funds rate in July. The bond market has been well ahead of the Federal Reserve in perceiving that inflation was under control. Long-term interest rates have fallen for nearly 12 months and, accordingly, bond investors have enjoyed significant price appreciation. Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion.
    During times of business uncertainty, attention often shifts to the consumer sector of the economy, particularly regarding the consumer's ability to spend. There are some indications that consumers are being pinched. There is little doubt that the economic recovery has been productivity-driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew less than 3% over the past year, barely keeping pace with inflation. An additional consumer concern, new job creation, is at the slowest pace of the post-World War II era. Recent retail sales reports were the weakest since June 1991, when the economy was in recession. Also, there is worry that the coming holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.
    Yet, there are also significant signs of continued growth. Despite indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business capital spending and home-building activity have continued, providing substantial fuel for economic growth. Business investment in durable equipment, when calculated as a percentage of Gross Domestic Product (GDP), is at a 35-year high with no sign of a letup.
No wonder industrial production is booming! And while job and wage growth is slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. Providing additional confidence is the fact that the four-and-a-half-year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not overstretched.
    We are encouraged by the Federal Reserve's successful handling of several crises (Mexico, derivatives, Japanese banking), any one of which could have threatened the monetary system in the U.S. and/or abroad.
MARKET ENVIRONMENT
    The municipal bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, there may be a good chance that the Fed will ease further. We believe this indicates a favorable outlook for bond markets in general, particularly with inflation under control. But inflation can only go so low, and we are wary that the bond market's strength may be counting too much on continued improvement on the price front. Thus, while we remain confident in this market environment, we are alert to the stimulatory effect of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task -to maximize current income exempt from Federal and Virginia State personal income taxes to the extent consistent with the preservation of capital - continues to guide our portfolio management decisions.
    While the municipal market and the Series have performed very well this year, results for municipal securities have been trailing other fixed income markets. Concerns about tax reform may be limiting investor enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests to us that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    As indicated, because of the tax reform proposals, price performance for longer maturity municipal bonds has lagged that of the taxable sector. However, the tax exempt market has still appreciated significantly during the period. By paying attention to the call structures and duration characteristics of the bonds in the portfolio, we were able to take advantage of the upward swing of the market. We are continuing to invest in bonds which should perform well in a rising market and we expect the performance of the portfolio to reflect a balance between coupon interest and market movement.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    Included in this report is a series of detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Series and in The Dreyfus Corporation.
                          Very truly yours,
                      [Richard J. Moynihan signature logo]
                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
November 16, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, without taking into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class
B or Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some state and local taxes for non-Virginia residents.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share in the case of Class A shares or net asset value per share in the case of Class B and C shares at the end of the period.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS                                                                 OCTOBER 31, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                                AMOUNT          VALUE
                                                                                                -------------     -------------
VIRGINIA-89.4%
Alexandria Redevelopment and Housing Authority,
    MFHR (United Dominion - Parkwood Court) 6.625%, 5/1/2006................                     $  3,000,000     $  3,150,180
Augusta County Industrial Development Authority, HR
    (Augusta Hospital Corp. Project) 7%, 9/1/2021 (Prerefunded 9/1/2001) (a)                         2,750,000       3,139,950
Capital Region Airport Commission, Airport Revenue
    (Richmond International Airport Projects) 5.625%, 7/1/2025 (Insured; AMBAC) (b)                 3,000,000        2,944,560
Charlottesville-Albemarle Airport Authority, Airport Revenue Refunding:
    6.125%, 12/1/2009.......................................................                         450,000         442,278
    6.125%, 12/1/2013.......................................................                         350,000         348,086
Chesapeake, Water and Sewer System Revenue, Refunding 6.50%, 7/1/2012.......                         1,000,000       1,067,750
Chesapeake Bay Bridge and Tunnel Commission District, Revenue,
    Refunding-General Resolution 6.375%, 7/1/2022 (Insured; MBIA)...........                         1,500,000       1,562,505
Chesapeake Hospital Authority, Hospital Facility Revenue, Refunding
    (Chesapeake General Hospital) 5.25%, 7/1/2018 (Insured; MBIA)...........                         1,000,000      935,220
Community Housing Finance Corp. Arlington County,
    Collateralized Mortgage Revenue, Refunding (Colonial Village Project)
    6.25%, 6/1/2022 (Insured; FHA)..........................................                         1,000,000       1,006,620
Covington-Alleghany County Industrial Development Authority,
    Hospital Facility Revenue (Alleghany Regional Hospital)
    6.875%, 4/1/2022 (Prerefunded 4/1/2002) (a).............................                         1,000,000       1,131,690
Fairfax County Park Authority, Park Facilities Revenue
    6.625%, 7/15/2020.......................................................                         2,665,000       2,759,128
Fairfax County Water Authority, Water Revenue:
    5%, 4/1/2016............................................................                         2,000,000       1,844,500
    6.125%, 1/1/2029 (Prerefunded 1/1/2000) (a).............................                         2,000,000       2,144,840
    6.997%, 4/1/2029 (c,d)..................................................                         2,000,000       1,912,500
Franklin 6.40%, 1/15/2012...................................................                         1,000,000       1,059,030
Giles County Industrial Development Authority,
    Solid Waste Disposal Facility Revenue (Hoechst Celanese Corp. Project)
    6.625%, 12/1/2022.......................................................                         1,500,000       1,545,765
Hampton Roads Medical College, General Revenue, Refunding 6.875%, 11/15/2016                         500,000           535,575
Hanover County Industrial Development Authority, HR
    (Memorial Regional Medical Center Project) 5.50%, 8/15/2025 (Insured; MBIA)                      1,000,000         962,390
Harrisonburg Redevelopment and Housing Authority,
    MFHR, Refunding:
      (Battery Heights Project) 7.375%, 11/20/2028..........................                         500,000           527,520
      (Hanover Crossing Apartments Project) 6.35%, 3/1/2023.................                         2,000,000        2,015,180

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                       OCTOBER 31, 1995 (UNAUDITED)
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                 -------------     -------------
VIRGINIA (CONTINUED)
Industrial Development Authority of Albermarle County,
    HR, Refunding (Martha Jefferson Hospital):
      5.875%, 10/1/2013.....................................................                      $  2,360,000     $  2,343,079
      5.50%, 10/1/2020......................................................                         1,500,000       1,364,025
Industrial Development Authority of the City of Williamsburg,
    Hospital Facility Revenue (Williamsburg Community Hospital) 5.75%, 10/1/2022                     2,000,000       1,872,860
Industrial Development Authority of the County of Prince William:
    Hospital Facility Revenue (Potomac Hospital Corp. of Prince William)
      6.85%, 10/1/2025......................................................                         1,000,000       1,059,320
    HR, Refunding (Prince William Hospital)
      5.625%, 4/1/2012......................................................                         1,000,000         964,150
Industrial Development Authority of the Town of West Point,
    SWDR (Chesapeake Corp. Project) 6.375%, 3/1/2019........................                         2,500,000       2,480,225
Mecklenburg County Industrial Development Authority, Revenue
    (Exempt Facility-Mecklenburg Cogeneration) 7.35%, 5/1/2008 (LOC; Fuji Bank) (e)                    500,000        533,845
Nelson County Service Authority, Water and Sewer Revenue, Refunding
    5.50%, 7/1/2018 (Insured; FGIC).........................................                         1,750,000       1,715,438
Newport News Redevelopment and Housing Authority,
    Mortgage Revenue, Refunding
    (FHA-West Apartments-Section 8) 6.55%, 7/1/2024 (Insured; MBIA).........                         1,500,000       1,542,930
Norfolk Redevelopment and Housing Authority, Educational Facility Revenue
    (Tidewater Community College Campus) 5.875%, 11/1/2015..................                         1,000,000       1,012,030
Peninsula Ports Authority, Health System Revenue, Refunding
    (Riverside Health System Project) 6.625%, 7/1/2018......................                         500,000         534,055
Prince William County Park Authority, Revenue
    6.875%, 10/15/2016......................................................                         3,000,000       3,232,200
Rector and Visitors of the University of Virginia, General Revenue Pledge
    5.375%, 6/1/2020........................................................                         4,370,000       4,202,716
Richmond Industrial Development Authority, HR (Retreat Hospital)
    7.35%, 7/1/2021 (Prerefunded 7/1/2001) (a)..............................                         1,900,000       2,190,339
Richmond Metropolitan Authority, Expressway Revenue, Refunding
    6.375%, 7/15/2016 (Insured; FGIC).......................................                         1,500,000       1,579,605
Southeastern Public Service Authority, Revenue
    5.125%, 7/1/2013 (Insured; MBIA) (f)....................................                         7,850,000       7,442,899
Upper Occoquan Sewer Authority, Regional Sewer Revenue
    6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001) (a)..............                         1,000,000       1,118,800
Virginia Beach Development Authority:
    Hospital Facility Revenue (Sentara Bayside Hospital) 6.30%, 11/1/2021...                         2,000,000       2,054,280
    Nursing Home Revenue (Sentara Life Care Corp.) 7.75%, 11/1/2021.........                         1,000,000       1,110,750

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                           OCTOBER 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                               -------------      -------------
VIRGINIA (CONTINUED)

Virginia College Building Authority, Educational Facilities, Revenue:
    (Randolph - Macon College Project) 6.625%, 5/1/2013.....................                    $  1,000,000     $  1,057,150
    (Refunding - Washington and Lee University Project) 6.40%, 1/1/2012.....                         500,000         530,420
Virginia Housing Development Authority:
    Commonwealth Mortgage:
      6.95%, 1/1/2010.......................................................                         2,500,000       2,612,800
      6.20%, 7/1/2021.......................................................                         3,255,000       3,189,183
      6.85%, 1/1/2027.......................................................                         2,000,000       2,061,440
    Multi-Family Refunding 5.90%, 11/1/2017.................................                         2,000,000       1,951,900
Virginia Public Building Authority, Building Revenue 5.75%, 8/1/2012........                         1,000,000       1,013,270
Washington County Industrial Development Authority,
    Hospital Facility Revenue (First Mortgage - Johnston Memorial Hospital)
    7%, 7/1/2022............................................................                         750,000         793,800
Winchester Industrial Development Authority, HR
    3.30%, 1/1/1998 (Insured; AMBAC) (c)....................................                         3,400,000       3,336,658
U. S. RELATED-10.6%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         2,000,000       2,042,680
Puerto Rico (Public Improvement):
    7.70%, 7/1/2020 (Prerefunded 7/1/2000) (a)..............................                         1,000,000       1,159,610
    6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)..............................                         1,000,000       1,145,390
Puerto Rico Highway and Transportation Authority,
    Highway Revenue 6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a).............                         2,000,000       2,270,780
University of Puerto Rico, University Revenue
    5.50%, 6/1/2015 (Insured; MBIA).........................................                         2,000,000      1,977,460
Virgin Islands Public Finance Authority, Revenue, Refunding,
    Matching Fund Loan Notes 7.25%, 10/1/2018...............................                         1,500,000      1,597,560
                                                                                                                    ---------
TOTAL INVESTMENTS (cost $92,583,061)........................................                                         $96,128,914
                                                                                                                     ===========



PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S                 PERCENTAGE OF VALUE
---------                          ---------                      --------------------              -----------------------
AAA                                Aaa                            AAA                               34.7%
AA                                 Aa                             AA                                27.1
A                                  A                              A                                 22.6
BBB                                Baa                            BBB                               13.9
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                      1.7
                                                                                                   --------
                                                                                                   100.0%
                                                                                                   ========


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Purchased on a delayed delivery basis.
    (c) Inverse Floater Security - the interest rate is subject to change periodically.
    (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, this security amounted to $1,912,500 or 2.0% of net assets.
    (e)  Secured by letters of credit.
    (f) Partially held by custodian as collateral for delayed delivery security.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Series may invest.
    (i) At October 31, 1995, the Series had $24,328,140 (25.7% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.






See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                          OCTOBER 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $92,583,061)-see statement......................................                                       $96,128,914
    Cash....................................................................                                           102,555
    Interest receivable.....................................................                                          1,650,116
    Receivable for shares of Beneficial Interest subscribed.................                                             7,932
    Prepaid expenses........................................................                                             4,679
                                                                                                                   ------------
                                                                                                                    97,894,196
LIABILITIES:
    Due to Distributor......................................................                   $     33,212
    Payable for investment securities purchased.............................                      2,942,812
    Payable for shares of Beneficial Interest redeemed......................                         34,559
    Accrued expenses........................................................                         52,332          3,062,915
                                                                                                -----------          ---------
NET ASSETS  ................................................................                                       $94,831,281
                                                                                                                   ============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $93,150,433
    Accumulated net realized capital losses and distributions in excess of net realized
      gain on investments...................................................                                          (1,865,005)
    Accumulated net unrealized appreciation on investments-Note 3...........                                           3,545,853
                                                                                                                     ------------
NET ASSETS at value.........................................................                                         $94,831,281
                                                                                                                     ===========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         3,799,186
                                                                                                                     ===========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         1,884,912
                                                                                                                     ===========
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                                 62
                                                                                                                     ===========
NET ASSET VALUE per share:
    Class A Shares
      ($63,385,922 / 3,799,186 shares)......................................                                             $16.68
                                                                                                                     ===========
    Class B Shares
      ($31,444,325 / 1,884,912 shares)......................................                                             $16.68
                                                                                                                     ===========
    Class C Shares
      ($1,034 / 62 shares)..................................................                                            $16.68
                                                                                                                     ===========

See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $2,841,860
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   258,713
      Shareholder servicing costs-Note 2(c).................................                        156,525
      Distribution fees-Note 2(b)...........................................                         76,059
      Prospectus and shareholders' reports..................................                         10,909
      Professional fees.....................................................                         10,487
      Custodian fees........................................................                          5,165
      Registration fees.....................................................                            642
      Trustees' fees and expenses-Note 2(d).................................                            564
      Miscellaneous.........................................................                          8,961
                                                                                                -----------
                                                                                                     528,025
      Less-management fee waived due to
          undertaking-Note 2(a).............................................                         258,713
                                                                                                    --------
            TOTAL EXPENSES..................................................                                         269,312
                                                                                                                     ----------
            INVESTMENT INCOME-NET...........................................                                         2,572,548
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                       $   163,981
    Net unrealized appreciation on investments..............................                         3,509,676
                                                                                                   -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         3,673,657
                                                                                                                     ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $6,246,205
                                                                                                                     ===========











See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     YEAR ENDED              SIX MONTHS ENDED
                                                                                      APRIL 30,              OCTOBER 31, 1995
                                                                                       1995                     (UNAUDITED)
                                                                                     -------------             -------------
OPERATIONS:
    Investment income-net................................................           $  5,219,359                  $  2,572,548
    Net realized gain (loss) on investments..............................          (1,651,777)                     163,981
    Net unrealized appreciation on investments for the period............           1,713,847                      3,509,676
                                                                                   -------------                -------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........           5,281,429                      6,246,205
                                                                                   -------------                -------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net:
      Class A shares.....................................................          (3,761,772)                    (1,794,204)
      Class B shares.....................................................          (1,457,587)                      (778,334)
      Class C shares.....................................................           ---                                 (10)
    In excess of net realized gain on investments:
      Class A shares.....................................................              (120,788)                       ---
      Class B shares.....................................................              (53,700)                        ---
                                                                                   -------------                -------------
          TOTAL DIVIDENDS................................................          (5,393,847)                   (2,572,548)
                                                                                   -------------                -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.....................................................           7,081,776                      2,273,831
      Class B shares.....................................................           5,599,985                      2,006,320
      Class C shares.....................................................            ---                           1,000
    Dividends reinvested:
      Class A shares.....................................................            2,086,577                     938,718
      Class B shares.....................................................             818,920                      391,626
      Class C shares.....................................................            ---                                10
    Cost of shares redeemed:
      Class A shares.....................................................        (11,840,016)                  (4,749,548)
      Class B shares.....................................................          (2,926,642)                    (945,030)
                                                                                   -------------                -------------
          INCREASE (DECREASE) IN NET ASSETS
            FROM BENEFICIAL INTEREST TRANSACTIONS........................           820,600                        (83,073)
                                                                                   -------------                -------------
            TOTAL INCREASE IN NET ASSETS.................................          708,182                         3,590,584
NET ASSETS:
    Beginning of period..................................................          90,532,515                      91,240,697
                                                                                   -------------                -------------
    End of period........................................................          $91,240,697                     $94,831,281
                                                                                   =============                =============

                                                                            SHARES
                                    ------------------------------------------------------------------------------------------
                                                   CLASS A                         CLASS B                   CLASS C
                                    ----------------------------------  ---------------------------------- -------------------

                                 YEAR ENDED    SIX MONTHS ENDED           YEAR ENDED       SIX MONTHS ENDED       PERIOD ENDED
                                 APRIL 30,     OCTOBER 31, 1995            APRIL 30,       OCTOBER 31, 1995     OCTOBER 31, 1995
                                   1995          (UNAUDITED)                1995             (UNAUDITED)           (UNAUDITED)*
                                -----------    -------------            -------------        ------------         -------------
CAPITAL SHARE
    TRANSACTIONS:
    Shares sold..........       447,976            138,280                356,143               121,886                  62
    Shares issued for
      dividends reinvested       132,774             56,983                  52,168               23,771                ---
    Shares redeemed......        (761,303)        (289,375)               (187,333)             (57,888)                ---
                                ----------        ---------              ----------            --------               -------
      NET INCREASE (DECREASE)
          IN SHARES
          OUTSTANDING....       (180,553)         (94,112)                220,978               87,769                     62
                                =========         =========               =========             =========           =========
    *From August 15, 1995 (commencement of initial offering) to October 31,
    1995.

See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                    CLASS A SHARES
                                                       ----------------------------------------------------------------------
                                                                                                             SIX MONTHS ENDED
                                                                  YEAR ENDED APRIL 30,                      OCTOBER 31, 1995
                                                       ---------------------------------------
PER SHARE DATA:                                        1992(1)      1993       1994      1995                  (UNAUDITED)
                                                       -------    -------     -------   -------              -------------
    Net asset value, beginning of period.........      $15.00      $15.50     $16.80    $16.02                    $16.03
                                                      -------     -------     -------   -------                  -------
    INVESTMENT OPERATIONS:
    Investment income-net........................       .78          1.00       .97       .94                       .47
    Net realized and unrealized gain (loss)
      on investments.............................        .50        1.31       (.75)      .04                       .65
                                                      -------     -------     -------   -------                  -------
      TOTAL FROM INVESTMENT OPERATIONS...........       1.28        2.31        .22      .98                       1.12
                                                      -------     -------     -------   -------                  -------
    DISTRIBUTIONS:
    Dividends from investment income-net.........       (.78)      (1.00)      (.97)     (.94)                     (.47)
    Dividends from net realized gain on investments      .-        (.01)       (.01)      .-                        .-
    Dividends in excess of net realized gain
      on investments.............................        .-         .-         (.02)     (.03)                      .-
                                                      -------     -------     -------   -------                  -------
      TOTAL DISTRIBUTIONS........................       (.78)      (1.01)      (1.00)    (.97)                    (.47)
                                                      -------     -------     -------   -------                  -------


    Net asset value, end of period...............      $15.50      $16.80     $16.02     $16.03                   $16.68
                                                      =======     =======     =======   =======                  =======
TOTAL INVESTMENT RETURN (2)......................     11.54%(3)    15.32%      1.10%     6.39%                   13.95%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......        .-         .27%        .46%      .39%                   .41%(3)
    Ratio of net investment income to
      average net assets.........................     6.42%(3)     6.02%       5.64%     5.93%                   5.62%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........      1.22%(3)    .76%         .55%     .55%                     .55%(3)
    Portfolio Turnover Rate......................      5.96%(4)    9.32%      30.69%    21.60%                  17.60%(4)
    Net Assets, end of period (000's Omitted)....      $23,096    $55,627    $65,279    $62,428                  $63,386
    (1)  From August 1, 1991 (commencement of operations) to April 30, 1992.
    (2)  Exclusive of sales load.
    (3)  Annualized.
    (4)  Not annualized.


See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                         CLASS B SHARES                        CLASS C SHARES
                                                      --------------------------------------------------    -------------------
                                                                                       SIX MONTHS ENDED         PERIOD ENDED
                                                              YEAR ENDED APRIL 30,    OCTOBER 31, 1995       OCTOBER 31, 1995
                                                      ----------------------------
PER SHARE DATA:                                        1993(1)      1994      1995     (UNAUDITED)            (UNAUDITED)(2)
                                                      -------     -------    -------  -------------------   -------------------
    Net asset value, beginning of period....           $16.25      $16.80    $16.02      $16.03                   $16.17
                                                       -------    -------    -------    -------                  -------
    INVESTMENT OPERATIONS:
    Investment income-net...................            .26          .88       .85        .42                      .17
    Net realized and unrealized gain (loss)
      on investments........................             .55       (.75)        .04       .65                      .51
                                                       -------    -------    -------    -------                  -------
      TOTAL FROM INVESTMENT OPERATIONS......            .81         .13        .89       1.07                      .68
                                                       -------    -------    -------    -------                  -------
    DISTRIBUTIONS:
    Dividends from investment income-net....            (.26)      (.88)      (.85)      (.42)                    (.17)
    Dividends from net realized gain
      on investments........................             .-        (.01)        .-       .-                         .-
    Dividends in excess of net realized gain
      on investments........................             .-        (.02)       (.03)      .-                        .-
                                                       -------    -------    -------    -------                  -------
      TOTAL DISTRIBUTIONS...................            (.26)      (.91)      (.88)      (.42)                    (.17)
                                                       -------    -------    -------    -------                  -------
    Net asset value, end of period..........            $16.80     $16.02     $16.03     $16.68                   $16.68
                                                       =======    =======    =======    =======                  =======
TOTAL INVESTMENT RETURN (3).................          17.22%(4)     .54%      5.83%     13.41%(4)                19.75%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.          ..83%(4)     1.01%        .90%    .92%(4)                 1.29%(4)
    Ratio of net investment income to
      average net assets....................          4.62%(4)     5.02%       5.40%     5.10%(4)                 4.53%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....           .54%(4)      .54%      .55%       .55%(4)                  .55%(4)
    Portfolio Turnover Rate.................            9.32%      30.69%     21.60%   17.60%(5)                17.60%(5)
    Net Assets, end of period (000's Omitted)          $8,402     $25,254    $28,813    $31,444                      $1
    (1)  From January 15, 1993 (commencement of initial offering) to April 30, 1993.
    (2)  From August 15, 1995 (commencement of initial offering) to October 31, 1995.
    (3)  Exclusive of sales load.
    (4)  Annualized.
    (5)  Not annualized.

See independent accountants' review report and notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Virginia Series (the "Series"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $681,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager has undertaken from May 1, 1995 to waive receipt of the management fee payable to it by the Series until such time as the net assets of the Series exceed $100 million, regardless of whether they remain at that level. The management fee waived, pursuant to the undertaking, amounted to $258,713 for the six months ended October 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Series pays the Distributor for distributing the Series' Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1995, $76,057 was charged to the Series for the Class B shares and $2 was charged to the Series for the Class C shares.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended October 31, 1995, $79,568, $38,028 and $1 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Service Plan.

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities transactions amounted to $20,350,505 and $16,420,489, respectively, for the six months ended October 31, 1995, and consisted entirely of long-term municipal investments.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $3,545,853, consisting of $4,056,394 gross unrealized appreciation and $510,541 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Virginia Series (one of the Series constituting the Premier State Municipal Bond Fund) as of October 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended April 30, 1995 and financial highlights for each of the four years in the period ended April 30, 1995 and in our report dated June 6, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

 [Ernst and Young LLP signature logo]


New York, New York
December 7, 1995


[Dreyfus lion "d" logo]
PREMIER STATE MUNICIPAL
BOND FUND, VIRGINIA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                   066/625/692SA9510
[Dreyfus logo]
Semi-Annual Report
Premier State
Municipal Bond Fund
Virginia Series
October 31, 1995